                                                                Exhibit 10.41.1

                              CONSENT TO ASSIGNMENT


         THIS CONSENT TO ASSIGNMENT (the "Consent") is made as of the 12th day of December, 2002, by and among Martin D. Levine ("Landlord"), MarketSource, L.L.C. ("Tenant"), 360 Youth, Inc., a Delaware corporation ("Sublessee"), and 360 Youth, LLC, a Delaware limited liability company ("Assignee"), with respect to the following:

                                    RECITALS

         WHEREAS, pursuant to that certain Sublease Agreement dated as of November 26, 2001 (the "Lease"), between the Landlord, Tenant and the Sublessee, the Tenant, with the Landlord`s consent, has demised to Sublessee a portion of the premises located at 2 Commerce Drive, Cranbury, New Jersey;

         WHEREAS, each of the Sublessee and Assignee is a wholly owned subsidiary of Alloy, Inc., a Delaware corporation ("Alloy");

         WHEREAS, effective December 31, 2002 (the "Effective Date"), pursuant to a reorganization of Alloy, the Sublessee will be merged with and into the Assignee, with the Assignee remaining as the surviving entity; and

         WHEREAS, pursuant to Section 10 of the Lease the Sublessee is required to obtain the consent of the Landlord and Tenant prior to any assignment or transfer of the Lease.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. INCORPORATION. The foregoing recitals are incorporated herein and by this reference made a part hereof.

         2. DEFINED TERMS. All capitalized terms used herein and not otherwise defined shall have the meanings specified in the Lease.

         3. CONSENT TO ASSIGNMENT. As of the Effective Date, all of the Sublessee`s right, title, and interest in and to the Lease and the premises demised thereby shall be assigned to the Assignee. By executing this Consent, Landlord and Tenant each consent to the assignment of the Lease to Assignee upon all the terms, covenants and conditions set forth in the Lease. Assignee agrees that upon assignment, Assignee will be bound to the terms of the Lease and shall perform all remaining obligations of Sublessee.

         4. GOVERNING LAW. This Consent shall be governed by, and construed in accordance with, the laws of the State of New Jersey, except to the extent preempted by federal laws.

         5. EXTENT OF CONSENT. Except as expressly set forth in this Consent, the terms and conditions of the Lease shall continue in full force and effect without any change or modification and shall apply for the balance of the term of the Lease.

         6. COUNTERPARTS. This consent may be executed in any number of counterparts, all of which taken together shall constitute but one agreement.

         IN WITNESS WHEREOF, the Landlord, Tenant, Sublessee, and the Assignee have executed this Consent of Assignment as of the date and year first above written.

         LANDLORD:                              TENANT:
                                                MARKETSOURCE, L.L.C.

         /s/ Martin D. Levine                   By: /s/ Frank Morelli
         -----------------------------            ----------------------------
         Martin D. Levine
                                                Name: Frank Morelli
                                                     -------------------------

                                                Title: CFO/COO
                                                     -------------------------


         SUBLESSEE:                             ASSIGNEE:
         360 YOUTH, INC.                        360 YOUTH, LLC

         By:/s/ Gina R. DiGioia                By: /s/ Gina R. DiGioia
           --------------------------------        ----------------------------

         Name: Gina R. DiGioia                 Name: Gina R. DiGioia
              -----------------------------          -------------------------

         Title: Assistant Secretary            Title: Secretary
               ---------------------------           -------------------------